                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                               SILICON IMAGE, INC.
                  ----------------------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE                              77-0517246______
      -------------------------------           ------------------------------
 (State of incorporation or organization)   (I.R.S. Employer Identification No.)

              10131 BUBB ROAD
               CUPERTINO, CA                             95014-4976
      -------------------------------           ------------------------------
 (Address of principal executive offices)                (Zip Code)


If this Form relates to the                   If this Form relates to the
registration of a class of                    registration of a class of
securities pursuant to Section                securities pursuant to Section
12(b) of the Exchange Act and                 12(g) of the Exchange Act and is
is effective pursuant to General              effective pursuant to General
Instruction A.(c),check the                   Instruction A.(d), check the
following box. |_|                            following box. |X|


 Securities Act registration statement file number to which this form relates:

                                    333-83665
                                    ---------

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)

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ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-83665) as originally filed with the Securities and Exchange Commission on July 23, 1999, or as subsequently amended (the "REGISTRATION STATEMENT"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.     EXHIBITS.

            The following exhibits are filed herewith or incorporated herein by reference:

               Exhibit
               Number            Exhibit Title or Description
               -------           ----------------------------
               3.01              Certificate of Incorporation of the
                                 Registrant, filed with the Delaware
                                 Secretary of State on June 11, 1999
                                 (incorporated by reference to Exhibit 3.01
                                 to the Registration Statement).

               3.02              Form of Amended and Restated Certificate of
                                 Incorporation of the Registrant to be
                                 effective upon the closing of the offering made pursuant to this Registration Statement
                                 (incorporated by reference to Exhibit 3.02 to the Registration Statement).

               3.03 Bylaws of the Registrant, as amended through June 20, 1997 (incorporated by reference to
                                 Exhibit 3.03 to the Registration Statement).

               3.04              Amended and Restated Bylaws of the
                                 Registrant to be effective upon the closing of the offering made pursuant to this Registration Statement (incorporated by reference to Exhibit 3.04 to the Registration Statement).

               4.01              Form of Specimen Certificate for
                                 Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

               4.04              Third Amended and Restated Investors Rights
                                 Agreement dated July 29, 1998, as amended
                                 October 15, 1998 (incorporated by reference to Exhibit 4.04 to the Registration
                                 Statement).

                                       2

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                                    SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 28, 1999                          Silicon Image, Inc.



                                               By:  /s/ Daniel Atler
                                                    -----------------------
                                                    Daniel Atler
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

                  Exhibit
                  Number            Exhibit Title or Description
                  -------           ----------------------------
                  3.01              Certificate of Incorporation of the
                                    Registrant, filed with the Delaware
                                    Secretary of State on June 11, 1999
                                    (incorporated by reference to Exhibit 3.01
                                    to the Registration Statement).

                  3.02              Form of Amended and Restated Certificate of
                                    Incorporation of the Registrant to be
                                    effective upon the closing of the offering made pursuant to this Registration Statement
                                    (incorporated by reference to Exhibit 3.02 to the Registration Statement).

                  3.03 Bylaws of the Registrant, as amended through June 20, 1997 (incorporated by reference to
                                    Exhibit 3.03 to the Registration Statement).

                  3.04              Amended and Restated Bylaws of the
                                    Registrant to be effective upon the closing of the offering made pursuant to this Registration Statement (incorporated by reference to Exhibit 3.04 to the Registration Statement).

                  4.01              Form of Specimen Certificate for
                                    Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

                  4.04              Third Amended and Restated Investors Rights
                                    Agreement dated July 29, 1998, as amended
                                    October 15, 1998 (incorporated by reference to Exhibit 4.04 to the Registration
                                    Statement).

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